GENERAL AMERICAN INVESTORS COMPANY, INC.


                              FIRST QUARTER REPORT
                                 MARCH 31, 2001


                         A Closed-End Investment Company

                      listed on the New York Stock Exchange

                              450 Lexington Avenue

                              New York, N.Y. 10017

                          212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com

                               TO THE STOCKHOLDERS

For the three months ended March 31, 2001, the investment return to our stockholders was a decrease of 0.2%, consisting of a 5.4% decline in net asset value per Common Share (assuming reinvestment of all dividends) together with a reduction of the discount, at which our shares trade, from 9.8% at year-end to 4.9% currently. By comparison, our benchmark, the Standard & Poor's 500 Stock Index (including income), decreased 11.8%. For the twelve months ended March 31, 2001, the return to stockholders was 6.5% and the return on the net asset value per Common Share was 1.7%; these compare to a loss of 21.7% for the S&P 500.

As set forth in the accompanying financial statements (unaudited), as of March 31, 2001, the net assets of the Company were $1,224,363,498. Net assets applicable to the Common Stock were $1,074,363,498, equal to $35.76 per Common Share.

The decrease in net assets resulting from operations for the three months ended March 31, 2001 was $58,609,702. During this period, net realized gain on securities sold was $37,594,235, of which approximately $27,269,000 ($0.91 per share) is applicable to the Common Stock, and the decrease in unrealized appreciation was $100,697,692. Net investment income for the three months was $4,493,755.

During the three months, 19,000 shares of the Company's Common Stock were repurchased for $692,675 at an average discount from net asset value of 9%.

Consistent with our decidedly guarded comments in last year's Annual Report, the market environment has been challenging. Our superior performance, relative to the benchmark S&P 500 index, continues, however. It reflects our reduced exposure to securities judged to be ill suited to the current less sanguine economic environment and a willingness to build and hold abundant cash reserves. While the current market may require an extended time period for full resolution, we are finding investment opportunities that meet our criteria with increasing frequency and remain confident that our shareholders will continue to be well served over time.

We are pleased to report that, on April 11, 2001, at the Company's annual meeting, the Stockholders (1) elected eleven directors, including two directors who were elected by the holders of the Company's Preferred Stock, and (2) ratified the selection of Ernst & Young LLP as auditors of the Company for the year 2001.

As mentioned in the 2000 Annual Report, Mr. Anthony M. Frank retired on April 11, 2001. We, again, express deep gratitude for his nine years of distinguished service as a Director of the Company. We will miss him.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson
President and Chief Executive Officer

         STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

                           General American Investors

ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks (cost $441,933,602)                                                            $894,769,171
   Corporate discount notes (cost $321,112,860)                                                  321,112,860
                                                                                                ------------
      Total investments (cost $763,046,462)                                                    1,215,882,031

CASH, RECEIVABLES AND OTHER ASSETS
   Cash, including margin account balance of $165,485                     $   220,371
   Receivable for securities sold                                           1,851,642
   Receivable from broker for proceeds on securities sold short            39,516,737
   Dividends, interest and other receivables                                1,993,009
   Prepaid expenses                                                         5,239,302
   Other                                                                      534,539             49,355,600
                                                                          -----------           ------------
TOTAL ASSETS                                                                                   1,265,237,631

LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                         6,438,913
   Preferred dividend accrued but not yet declared                            240,000
   Securities sold short, at value (proceeds $39,516,737) (note 1a)        27,880,559
   Accrued expenses and other liabilities                                   6,314,661
                                                                          -----------
TOTAL LIABILITIES                                                                                 40,874,133
                                                                                                ------------
NET ASSETS                                                                                    $1,224,363,498
                                                                                                ============
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share              $  150,000,000
                                                                                                ============
Net Assets applicable to Common Stock                                                         $1,074,363,498
                                                                                                ============
NET ASSET VALUE PER COMMON SHARE                                                                $      35.76
                                                                                                ============
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
   7.20%  Tax-Advantaged Cumulative Preferred Stock,
   $1 par value (note 2)
      Authorized 10,000,000 shares;
      outstanding 6,000,000 shares                                        $ 6,000,000
   Common Stock, $1 par value (note 2)
      Authorized 50,000,000 shares; outstanding
      30,041,955 shares                                                    30,041,955
   Additional paid-in capital (note 2)                                    684,996,591
   Undistributed realized gain on securities sold                          37,666,795
   Undistributed net income                                                 4,126,410
   Unallocated distributions on Preferred Stock                            (2,940,000)
   Unrealized appreciation on investments and
      securities sold short (including aggregate gross
      unrealized appreciation of $509,827,724)                            464,471,747
                                                                          -----------
TOTAL NET ASSETS                                                                              $1,224,363,498
                                                                                                ============

(see notes to financial statements)

      STATEMENT OF OPERATIONS Three Months Ended March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

INCOME
------------------------------------------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes of $23,730)                $ 1,610,620
   Interest                                                                 5,588,900           $  7,199,520
                                                                          -----------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      1,678,652
   Administration and operations                                              666,952
   Office space and general                                                   113,949
   Transfer agent, custodian and registrar fees and expenses                   93,422
   Stockholders' meeting and reports                                           57,958
   Directors' fees and expenses                                                36,032
   Auditing and legal fees                                                     36,700
   Miscellaneous taxes (note 1c)                                               22,100              2,705,765
                                                                          -----------           ------------
NET INVESTMENT INCOME                                                                              4,493,755

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investments:
      Long transactions                                                    24,940,016
      Short sale transactions (note 1b)                                    12,654,219
                                                                         -------------
   Net realized gain on investments (long-term, except for $15,824,249)    37,594,235
   Net decrease in unrealized appreciation                               (100,697,692)
                                                                          -----------
NET LOSS ON INVESTMENTS                                                                         (63,103,457)
                                                                                                ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $(58,609,702)
                                                                                                ============

(see notes to financial statements)

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                                          Three Months
                                                                              Ended              Year Ended
                                                                         March 31, 2001         December 31,
                                                                           (Unaudited)              2000
                                                                         --------------         ------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                   $4,493,755           $ 13,805,530
   Net realized gain on investments                                        37,594,235            217,372,941
   Net decrease in unrealized appreciation                               (100,697,692)           (45,048,910)
                                                                          -----------           ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (58,609,702)           186,129,561
                                                                          -----------           ------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   From net income, including short-term capital gain                           --                (3,074,400)
   From long-term capital gain                                                  --                (7,725,600)
   Unallocated distributions on Preferred Stock                            (2,700,000)                --
                                                                          -----------           ------------
DECREASE IN NET ASSETS FROM PREFERRED DISTRIBUTIONS                        (2,700,000)           (10,800,000)
                                                                          -----------           ------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   From net income, including short-term capital gain                      (1,735,293)           (60,132,212)
   From long-term capital gain                                            (58,421,519)          (151,138,654)
                                                                          -----------           ------------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                          (60,156,812)          (211,270,866)
                                                                          -----------           ------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends (note 2)          41,483,224            136,477,203
   Cost of Common Shares purchased (note 2)                                  (692,675)           (40,015,559)
                                                                          -----------           ------------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS                              40,790,549             96,461,644
                                                                          -----------           ------------
NET INCREASE (DECREASE) IN NET ASSETS                                     (80,675,965)            60,520,339
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                     1,305,039,463          1,244,519,124
                                                                          -----------           ------------
END OF PERIOD (including undistributed net income of $4,126,410 and distributions in excess of
       net income of $367,345, respectively)                           $1,224,363,498         $1,305,039,463
                                                                          ===========           ============

(see notes to financial statements)

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors


   The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 2001 and for each year in the five-year period ended December 31, 2000. This information has been derived from information contained in the financial statements and market price data for the Company's shares.


                                            Three Months
                                                Ended                       Year Ended December 31,
                                           March 31, 2001  -----------------------------------------------------------
                                             (Unaudited)     2000          1999           1998        1997       1996
                                             ---------     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period      $   39.91    $   41.74       $ 34.87       $ 29.15     $ 25.24    $  23.94
                                             ---------    ---------       -------       -------     -------    --------
      Net investment income                        .15          .53           .45           .47         .21         .22
      Net gain (loss) on securities -
        realized and unrealized                  (2.13)        6.12         11.32          9.44        7.15        3.86
                                             ---------    ---------       -------       -------     -------    --------
   Total from investment operations              (1.98)        6.65         11.77          9.91        7.36        4.08
                                             ---------    ---------       -------       -------     -------    --------
   Less distributions on:
      Common Stock:
        Dividends from investment income          (.06)(a)    (2.30)(b)      (.71)(c)      (.48)       (.26)(d)   (.20)
        Distributions from capital gains         (2.02)       (5.78)        (3.77)        (3.24)      (3.19)     (2.58)
                                             ----------    ---------       -------       -------     -------   --------
                                                 (2.08)       (8.08)        (4.48)        (3.72)      (3.45)     (2.78)
                                             ----------   ----------      --------      --------    --------   --------
      Preferred Stock:
        Dividends from investment income         --            (.11)(e)      (.07)(f)      (.03)       --          --
        Distributions from capital gains         --            (.29)         (.35)         (.20)       --          --
        Unallocated                               (.09)       --             --            (.01)       --          --
                                             ----------   ----------      --------      -------     -------    --------
                                                  (.09)        (.40)         (.42)         (.24)       --          --
                                             ----------   ----------     ---------      --------    --------   --------
   Total distributions                           (2.17)       (8.48)        (4.90)        (3.96)      (3.45)     (2.78)
                                             ----------   ----------      ---------     --------    --------   --------

   Capital Stock transaction -
      effect of Preferred Stock offering         --           --             --            (.23)       --          --
                                             ---------    ---------       -------       -------     -------    --------
   Net asset value, end of period               $35.76       $39.91        $41.74        $34.87      $29.15      $25.24
                                             =========    =========       =======       =======     =======    ========

   Per share market value, end of period        $34.00       $36.00        $37.19        $30.44      $26.19      $21.00
                                             =========    =========       =======       =======     =======    ========

TOTAL INVESTMENT RETURN - Stockholder
   Return, based on market price per share       -0.25%*      19.10%        39.22%        31.31%      42.58%      19.48%
RATIOS AND SUPPLEMENTAL DATA
   Total net assets, end of period
    (000's omitted)                         $1,224,363   $1,305,039    $1,244,519    $1,018,933    $702,597    $597,597
   Net assets attributable to Common Stock,
      end of period (000's omitted)         $1,074,363   $1,155,039    $1,094,519      $868,933    $702,597    $597,597
   Ratio of expenses to average net assets
      applicable to Common Stock                  0.25%*       1.05%         1.01%         0.95%       0.98%       1.05%
   Ratio of net income to average net assets
      applicable to Common Stock                  0.41%*       1.24%         1.23%         1.50%       0.80%       0.88%
   Portfolio turnover rate                        4.81%*      40.61%        33.68%        34.42%      32.45%      33.40%
PREFERRED STOCK
   Liquidation value, end of period
      (000's omitted)                        $ 150,000     $150,000      $150,000      $150,000          --          --
   Asset coverage                                  816%         870%          830%          679%         --          --
   Liquidation preference per share          $   25.00    $   25.00      $  25.00        $25.00          --          --
   Market value per share                    $   25.20    $   24.25      $  21.75        $25.88          --          --

   (a) Represents short-term capital gain.
   (b) Includes short-term capital gain in the amount of $1.82 per share.
   (c) Includes short-term capital gain in the amount of $.29 per share.
   (d) Includes short-term capital gain in the amount of $.05 per share.
   (e) Includes short-term capital gain in the amount of $.09 per share
   (f) Includes short-term capital gain in the amount of $.028 per share. *Not annualized

               STATEMENT OF INVESTMENTS March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND INFORMATION SERVICES (3.8%)
------------------------------------------------------------------------------------------------------------------------------------
     300,000    Avanex Corporation (a)                                                            $3,171,000
     225,000    Brooktrout, Inc. (a)                                                               1,392,188
     560,000    Cisco Systems, Inc. (a)                                                            8,855,000
     520,000    Cox Communications, Inc. Class A (a)                                              23,134,800
     250,000    NTL Incorporated (a)                                                               6,287,500
     142,500    Wolters Kluwer NV-ADR                                                              3,571,050
                                                                                                   ----------
                                                                       (COST $24,966,744)         46,411,538
                                                                                                   ----------
COMPUTER SOFTWARE AND SYSTEMS (2.9%)
------------------------------------------------------------------------------------------------------------------------------------
      80,000    Macromedia, Inc. (a)                                                               1,285,000
      60,000    Manugistics Group, Inc. (a)                                                        1,098,750
     200,000    NCR Corporation (a)                                                                7,806,000
     234,500    Oberthur Card Systems S.A. (a)                                                     2.989,875
     300,000    Parametric Technology Corporation (a)                                              2,718,750
     102,000    SPSS Inc. (a)                                                                      1,727,625
     600,000    SONICblue Incorporated (a)                                                         2,850,000
     225,000    Synopsys, Inc. (a)                                                                10,560,938
     230,000    Viewpoint Corporation (a)                                                          1,027,824
     150,000    Wind River Systems, Inc. (a)                                                       3,487,500
                                                                                                   ----------
                                                                       (COST $39,598,409)         35,552,262
                                                                                                   ----------
CONSUMER PRODUCTS AND SERVICES (5.6%)
------------------------------------------------------------------------------------------------------------------------------------
     526,500    Coca-Cola Enterprises Inc.                                                         9,361,170
     275,000    Ethan Allen Interiors, Inc.                                                        9,289,500
   1,475,500    Ford Motor Company                                                                41,491,060
     200,000    PepsiCo, Inc.                                                                      8,790,000
                                                                                                   ----------
                                                                       (COST $45,465,664)         68,931,730
                                                                                                   ----------
ELECTRONICS (1.5%)
------------------------------------------------------------------------------------------------------------------------------------
     644,000    Molex Incorporated Class A                             (COST $13,592,516)         17,911,250
                                                                                                   ----------



ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (0.6%)
------------------------------------------------------------------------------------------------------------------------------------
     303,000    Waste Management, Inc.                                  (COST $4,081,310)          7,484,100

                                                                                                   ----------
FINANCE AND INSURANCE (24.0%)
------------------------------------------------------------------------------------------------------------------------------------
     195,000    American International Group, Inc.                                                15,697,500
     375,000    AmerUs Group Co.                                                                  11,381,250
     803,000    Annaly Mortgage Management, Inc.                                                   9,041,780
     600,000    Annuity and Life Re (Holdings), Ltd.                                              17,850,000
         315    Berkshire Hathaway Inc. Class A (a)                                               20,616,750
      73,980    Central Securities Corporation                                                     1,970,827
     700,000    Everest Re Group, Ltd.                                                            46,564,000
     325,000    First Midwest Bancorp, Inc.                                                        9,148,750
     465,000    Golden West Financial Corporation                                                 30,178,500
     475,000    John Hancock Financial Services, Inc.                                             18,263,750
     435,000    M&T Bank Corporation                                                              30,406,500
     250,000    MetLife, Inc.                                                                      7,512,500
     375,000    PartnerRe Ltd.                                                                    18,476,250
     400,000    Reinsurance Group of America, Incorporated                                        15,416,000
     235,000    SunTrust Banks, Inc.                                                              15,228,000
     200,000    Transatlantic Holdings, Inc.                                                      20,502,000
      66,000    XL Capital Ltd                                                                     5,020,620
                                                                                                   ----------
                                                                        (COST $111,627,219)      293,274,977
                                                                                                   ----------


--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS (continued)                                                          (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (10.7%)
------------------------------------------------------------------------------------------------------------------------------------
   PHARMACEUTICALS (8.9%)
------------------------------------------------------------------------------------------------------------------------------------
     220,000    Alkermes, Inc. (a)                                                                 $4,826,250
     270,000    Genaera Corporation (a) (b)                                                           826,875
     300,000    Genentech, Inc. (a)                                                                15,150,000
     675,000    IDEC Pharmaceuticals Corporation (a)                                               27,000,000
      77,500    Johnson & Johnson                                                                   6,778,925
     239,000    MedImmune, Inc. (a)                                                                 8,574,125
     180,000    OSI Pharmaceuticals, Inc. (a)                                                       7,132,500
     940,000    Pfizer Inc                                                                         38,493,000
                                                                                                   ----------
                                                                       (COST $41,033,540)         108,781,675
                                                                                                   ----------
   MEDICAL INSTRUMENTS AND DEVICES (1.1%)
------------------------------------------------------------------------------------------------------------------------------------
     290,000    Medtronic, Inc.                                           (COST $862,614)          13,264,600
                                                                                                   ----------

   HEALTH CARE SERVICES (0.7%)
------------------------------------------------------------------------------------------------------------------------------------
     317,000    BioReliance Corporation (a)                                                         3,407,750
     405,000    Covance Inc. (a)                                                                    5,204,250
                                                                                                 ------------
                                                                        (COST $4,812,724)           8,612,000
                                                                                                 ------------
                                                                       (COST $46,708,878)         130,658,275
                                                                                                 ------------
MISCELLANEOUS (2.2%)
------------------------------------------------------------------------------------------------------------------------------------
                Other                                                  (COST $33,651,136)         27,539,501
                                                                                                 ------------
OIL & NATURAL GAS (INCLUDING SERVICES) (1.0%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Repsol, S.A.-ADR                                        (COST $8,236,884)         12,446,000
                                                                                                 ------------
RETAIL TRADE (15.3%)
------------------------------------------------------------------------------------------------------------------------------------
     600,000    Costco Companies, Inc. (a)                                                        23,550,000
   2,145,000    The Home Depot, Inc. (c)                                                          92,449,500
   1,325,000    The TJX Companies, Inc.                                                           42,400,000
     570,000    Wal-Mart Stores, Inc.                                                             28,785,000
                                                                                                ------------
                                                                       (COST $47,162,234)        187,184,500
                                                                                                ------------
SEMICONDUCTORS (2.7%)
------------------------------------------------------------------------------------------------------------------------------------
     175,000    Brooks Automation, Inc. (a)                                                        6,956,250
     325,000    Cirrus Logic, Inc. (a)                                                             4,854,687
     247,000    EMCORE Corporation (a)                                                             6,190,438
   2,150,000    IQE plc (a)                                                                        5,160,000
     115,024    MIPS Technologies, Inc. Class B (a)                                                2,645,552
     130,000    Mitel Corporation (a)                                                              1,029,600
     200,000    PRI Automation, Inc. (a)                                                           3,425,000
     398,000    Uniroyal Technology Corporation (a)                                                2,978,791
                                                                                                ------------
                                                                     (COST $40,671,093)           33,240,318
                                                                                                ------------
SPECIAL HOLDINGS (a) (d) (NOTE 6) (0.5%)
------------------------------------------------------------------------------------------------------------------------------------
         (e)      Sequoia Capital IV                                                                  29,000
     432,000    Silicon Genesis Corporation Series C Preferred                                     3,006,720
     546,000    Standard MEMS, Inc. Series A Convertible Preferred                                 3,003,000
                                                                                                 ------------
                                                                      (COST $6,999,374)            6,038,720 (f)
                                                                                                 ------------
TRANSPORTATION  (2.3%)
------------------------------------------------------------------------------------------------------------------------------------
     800,000    AMR Corporation                                      (COST $19,172,141)           28,096,000
                                                                                                 ------------



TOTAL COMMON STOCKS (73.1%)                                         (COST $441,933,602)          894,769,171
                                                                                                 ------------


         STATEMENT OF INVESTMENTS March 31, 2001 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

     Principal                                                                                       Value
      Amount    SHORT-TERM SECURITIES AND OTHER ASSETS                                             (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
 $51,500,000    American Express Credit Corporation notes due 4/10-5/03/01; 4.85%-5.18%          $51,205,047
  78,300,000    Ford Motor Credit Company notes due 4/03-5/01/01; 4.81%-5.24%                     77,896,151
 100,400,000    General Electric Capital Corp. notes due 4/2-5/10/01; 4.93%-5.55%                 99,612,403
  51,200,000    General Motors Acceptance Corp. notes due 4/5-4/30/01; 4.80%-5.50%                50,739,338
  42,100,000    Sears Roebuck Acceptance Corp. notes due 4/17-4/24/01; 5.35%-5.75%                41,659,921
                                                                                                  ----------
                                                                    (COST $321,112,860)          321,112,860
    Cash, receivables and other assets, less liabilities                                           8,481,467
                                                                                                 ------------
TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (26.9%)           (COST $329,594,327)          329,594,327
                                                                                                 ------------
NET ASSETS                                                          (COST $771,527,929)       $1,224,363,498
                                                                                                 ============

 (a) Non-income producing security.                             (d) Restricted security.
 (b) Formerly, Magainin Pharmaceuticals Inc.                    (e) A limited partnership interest.
 (c) 2,100,000 shares held by custodian in a segregated         (f) Fair value of each holding in the opinion of the Directors.
     custodian account as collateral for open short positions.

--------------------------------------------------------------------------------



          STATEMENT OF SECURITIES SOLD SHORT March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors
                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
      64,000    ASM Lithography Holding N.V.                                                       $1,388,000
     122,000    Atmel Corporation                                                                   1,197,125
     152,000    Maxtor Corporation                                                                  1,064,000
      50,000    MBNA Corporation                                                                    1,655,000
     112,650    MIPS Technologies, Inc. Class A                                                     2,802,169
     308,000    Molex Incorporated                                                                 10,866,640
     175,000    Southwest Bancorporation of Texas Inc.                                              5,490,625
     100,000    STMicroelectronics N.V.                                                             3,417,000
                                                                                                   ----------
 TOTAL SECURITIES SOLD SHORT                                      (PROCEEDS $39,516,737)          $27,880,559
                                                                                                   ==========

(see notes to financial statements)

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                       1. SIGNIFICANT ACCOUNTING POLICIES
General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.
d. OTHER As customary in the investment company industry, securities transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates.

                   2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS
On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

Transactions in Common Stock during the three months ended March 31, 2001 and the year ended December 31, 2000 were as follows:

                                                     SHARES                      AMOUNT
                                              --------------------     -------------------------
                                                2001        2000           2001          2000
                                              ---------   --------     -----------   -----------
Shares issued in payment of dividends
   (includes 28,400 and 1,113,200
    shares issued from Treasury,
    respectively)                           1,120,411    3,738,367      $1,120,411   $ 3,738,367
Increase in paid-in capital                                             40,362,813   132,738,836
                                                                       -----------   -----------
   Total increase                                                       41,483,224   136,477,203
                                                                       -----------   -----------

Shares purchased (at an average discount
   from net asset value of 9.0% and 8.6%,
   respectively)                               19,000    1,017,200        (19,000)   (1,017,200)
Decrease in paid-in capital                                              (673,675)  (38,998,359)
                                                                       -----------   -----------
   Total decrease                                                        (692,675)  (40,015,559)
                                                                       -----------   -----------
Net increase                                                          $40,790,549   $96,461,644
                                                                       ===========   ===========

Distributions in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

--------------------------------------------------------------------------------
                           General American Investors

            3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS
The aggregate compensation paid by the Company during the three months ended March 31, 2001 to its officers amounted to $1,074,250. The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. PURCHASES AND SALES OF SECURITIES
Purchases and sales of investment securities and securities sold short (other than short-term securities) for the three months ended March 31, 2001 were as follows:

                                                     PURCHASES        SALES
                                                    -------------   -----------
Long transactions                                  $  45,637,521  $  86,020,047
Short sale transactions                               15,639,032          1,878
                                                    -------------   -----------
Total                                              $  61,276,553  $  86,021,925
                                                    =============   ===========





At March 31, 2001, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.

                             5. GENERAL INFORMATION
 Brokerage commissions during the three months ended March 31, 2001 were $95,271.

                            6. RESTRICTED SECURITIES

                                                            DATE                         VALUE
                                                          ACQUIRED         COST        (NOTE 1a)
                                                        ------------   -----------   -----------
Sequoia Capital IV*                                        1/31/84     $   989,654     $   29,000
Silicon Genesis Corporation Series C Preferred             2/16/01       3,006,720      3,006,720
Standard MEMS, Inc. Series A Convertible Preferred        12/17/99       3,003,000      3,003,000
                                                                       -----------    -----------
Total                                                                  $ 6,999,374     $6,038,720
                                                                       ===========    ===========

* The amounts shown are net of distributions from this limited partnership interest which, in the aggregate, amounted to $4,703,157. The initial investment in the limited partnership was $2,000,000.

                          7. OPERATING LEASE COMMITMENT
In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $67,400 for the three months ended March 31, 2001. Minimum rental commitments under the operating lease are approximately $403,000 per annum in 2001 through 2002 and $504,000 per annum in 2003 through 2007. In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 per annum in 2001 through 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.


--------------------------------------------------------------------------------

In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 9, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

       MAJOR STOCK CHANGES* Three Months Ended March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
                        General American Investors

                                                                        SHARES HELD
INCREASES                                              SHARES          MARCH 31, 2001
---------------------------------------------------------------------------------------
NEW POSITIONS
   Genentech, Inc.                                     300,000             300,000
   Macromedia, Inc.                                     80,000 (a)          80,000
   Oberthur Card Systems S.A.                           80,500             234,500 (b)
   Silicon Genesis Corporation Series C Preferred      432,000             432,000
ADDITIONS
   Alkermes, Inc.                                       55,000             220,000
   Annaly Mortgage Management, Inc.                    253,000             803,000
   Avanex Corporation                                  225,000             300,000
   MedImmune, Inc.                                      25,000             239,000
   PartnerRe Ltd.                                       75,000             375,000
   Pfizer Inc.                                         150,000             940,000
   Reinsurance Group of America, Incorporated           50,000             400,000
   SPSS Inc.                                            66,500             102,000 (c)


DECREASES
---------------------------------------------------------------------------------------
ELIMINATIONS
   Allaire Corporation                                 400,000 (a)            --
   HNC Software Inc.                                    50,000                --
   Keebler Foods Company                                75,000 (d)            --
   Lam Research Corporation                            350,000                --
   National Commerce Bancorporation                     25,000                --
   Shaw Industries, Inc.                               225,000                --
   Thermo Electron Corporation                         175,000                --
   Union Carbide Corporation                            80,000 (d)            --
   Visteon Corporation                                  54,993                --
REDUCTIONS
   Cirrus Logic, Inc.                                  100,000             325,000
   Cisco Systems, Inc.                                  68,980             560,000 (c)
   Covance Inc.                                        345,000             405,000
   EMCORE Corporation                                  153,000             247,000
   Everest Re Group, Ltd.                               80,000             700,000
   First Midwest Bancorp, Inc.                          30,000             325,000
   Ford Motor Company                                  175,000           1,475,500
   M&T Bank Corporation                                 15,000             435,000
   MIPS Technologies, Inc. Class B                      18,600             115,024
   NTL Incorporated                                     25,000             250,000
   Synopsys, Inc.                                       50,000             225,000
   The TJX Companies, Inc.                              25,000           1,325,000
   Uniroyal Technology Corporation                     355,000             398,000
   Waste Management, Inc.                               70,000             303,000

*      Excludes transactions in Stocks - Miscellaneous - Other.
(a)    Received 80,000 shares of Macromedia, Inc. in exchange for 400,000 shares of Allaire Corporation.
(b)    Includes shares purchased in prior period and previously carried under Stocks-Miscellaneous-Other.
(c)    Includes shares received in conjunction with a merger.
(d)    Shares disposed of in conjunction with a merger.

                                    DIRECTORS
--------------------------------------------------------------------------------

                       Lawrence B. Buttenwieser, Chairman
              Arthur G. Altschul, Jr.             Bill Green
              Lewis B. Cullman                    Sidney R. Knafel
              Spencer Davidson                    Richard R. Pivirotto
              Gerald M. Edelman                   Joseph T Stewart, Jr.
              John D. Gordan, III                 Raymond S. Troubh

                      Arthur G. Altschul, Chairman Emeritus
                       William O. Baker, Director Emeritus
                      William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

             Spencer Davidson, President & Chief Executive Officer
                       Andrew V. Vindigni, Vice-President
           Eugene L. DeStaebler, Jr., Vice-President, Administration
                   Peter P. Donnelly, Vice-President & Trader
                          Diane G. Radosti, Treasurer
                        Carole Anne Clementi, Secretary

                                SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL                                    TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell                        Mellon Investor Services LLC
                                           P.O. Box 3315, South Hackensack,
INDEPENDENT AUDITORS                       NJ 07606-1915
Ernst & Young LLP                          1-800-413-5499
                                           www.mellon-investor.com
CUSTODIAN
Bankers Trust Company


                          RESULTS OF THE ANNUAL MEETING
                                 OF STOCKHOLDERS
--------------------------------------------------------------------------------
The votes cast by stockholders at the Company's annual meeting held on April 11, 2001 were as follows: Election of Directors:
                              FOR       WITHHELD

Arthur G. Altschul, Jr.   28,462,877     292,617
Lawrence B. Buttenwieser  28,450,817     304,677
Lewis B. Cullman          28,334,338     421,156
Spencer Davidson          28,403,157     352,337
Gerald M. Edelman         28,389,675     365,819
John D. Gordan, III       28,454,910     300,584
Richard R. Pivirotto      28,406,844     348,650
Joseph T. Stewart, Jr.    28,444,311     311,183
Raymond S. Troubh         28,410,886     344,608

Elected by holders of Preferred Stock:

Bill Green                 5,180,364     33,075
Sidney R. Knafel           5,184,134     29,305


Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 2001: For - 28,409,342; Against - 161,893; Abstain - 184,259